Exhibit 10.11


                               SERVICING AGREEMENT


         This SERVICING AGREEMENT (this "Agreement"), dated and effective as of the date appearing on the signature page of this Agreement, is entered into by and between AutoPrime, Inc., a Delaware corporation ("Owner"), and the entity described on the signature page of this Agreement ("Servicer").

         WHEREAS, Servicer and Owner have entered into a Master Purchase and Sale Agreement, dated of even date herewith (the "Master Purchase and Sale Agreement"), pursuant to which, among other things, Owner purchased from Servicer certain retail installment sales contracts secured by first priority liens on automobiles and light-duty trucks ("Contracts").

         WHEREAS, Servicer is engaged in the business of managing and servicing Contracts.

         WHEREAS, Owner desires to retain the services of Servicer for the purposes of managing and servicing Contracts purchased from time to time by Owner from Servicer for Owner's account pursuant to the Master Purchase and Sale Agreement ("Acquired Contracts"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Master Purchase and Sale Agreement.

         NOW, THEREFORE, in consideration of the mutual premises and promises of the parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Servicer and Owner agree as follows:

         Section 1. Contract Management and Servicing. Subject to the terms and conditions hereinafter set forth, along with all terms, conditions, representations, warranties, covenants, and definitions set forth in the Master Purchase and Sale Agreement, which are expressly incorporated herein by reference, Servicer shall provide all management and servicing of the Acquired Contracts purchased by Owner from Servicer from time to time under the Master Purchase and Sale Agreement and covenants and agrees to manage and service the Acquired Contracts for the account of Owner as described below and in accordance with the industry standards pertaining to such Contracts utilizing the same degree of care as if the Acquired Contracts were owned by Servicer itself:

         (a) Servicer obligates itself to service the Acquired Contracts under this Servicing Agreement in accordance with the industry standards pertaining to such Contracts utilizing the same degree of care as if the Acquired Contracts were owned by Servicer itself including, without limitation, an obligation to maintain an automated reporting system at its sole cost which produces information with respect to each Contract and each Pool in form and content reasonably acceptable to Owner.

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


         (b) Servicer covenants and agrees to comply with all requirements of State law and any other applicable federal, state, and local laws and regulations thereunder, including, without limitation, the Fair Debt Collection Practices Act, in servicing the Acquired Contracts under this Agreement.

         (c) During the term of the Acquired Contracts serviced under this Agreement, Servicer will proceed diligently to collect all sums due under the Acquired Contracts and will deposit on a daily basis or as otherwise directed in writing by Owner all funds received with respect to the Acquired Contracts, less the servicing fee provided for in Section 2 hereof, into a bank custodial or trust account or accounts maintained for the benefit of Owner and from which Owner will have the right to withdraw or transfer such funds. Said account or accounts shall be maintained in a financial institution designated by Owner, the accounts of which are insured by the Federal Deposit Insurance Corporation.

         (d) Servicer shall maintain complete books and records relating to its servicing activities hereunder and shall provide to Owner, not less frequently than once per week, a written servicing report containing a complete and accurate accounting of the servicing activity during the preceding week, which will include the following information with respect to each Acquired Contract:
(i) a Delinquency Analysis & Report in the form attached hereto as Exhibit A, and (ii) a schedule of payments received and payments due but not paid in the form attached hereto as Exhibit B. Each report shall be delivered to Owner by hand delivery or facsimile transmission no later than 12:00 p.m. on Tuesday of each week and shall be accurate as of all transactions through the close of business on Saturday of the immediately preceding week.

         (e) Servicer, in the course of servicing and managing the Acquired Contracts, shall not waive, vary, extend, or cancel any term or condition of the Acquired Contracts without Owner's prior written consent, but Servicer may, without legally committing Owner to any of the same, extend in its discretion reasonable forbearance before declaring an Acquired Contract in default as shall be consistent with industry standards, but such period of forbearance shall not in any event exceed fourteen (14) days.

         (f) With respect to the Insurance Policies, if any, maintained by Servicer for the Acquired Contracts in connection with and as described by the Master Purchase and Sale Agreement, Servicer shall, at Servicer's expense, file all claims and/or other forms necessary or appropriate to preserve and protect Owner's interest in the Insurance Policies, if any, identified in the Master Purchase and Sale Agreement.

         (g) Owner shall be named as an additional insured on any fidelity and errors and omissions insurance policies maintained by Servicer. Upon Owner's request, Servicer shall furnish to Owner a certificate of insurance with respect to any such coverage reflecting Owner as additional insured. Servicer shall not reduce the amount of any such coverage without prior written notice to Owner. Owner may, at its option and expense, obtain and maintain such fidelity and errors and omissions insurance policies with respect to the employees of Servicer, naming Owner as additional insured, as it deems necessary or appropriate.

         (h) No later than ten (10) days after the end of each calendar month, Servicer shall furnish to Owner a monthly unaudited profit and loss statement and balance sheet of Servicer, each prepared in reasonable detail and in accordance with generally accepted accounting principles and certified by an authorized officer of Servicer as being true and correct.

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

         Section 2. Servicing Fees. As compensation for its services rendered hereunder, Servicer shall be entitled to retain an amount, as set forth on Exhibit C to this Agreement, of all payments due and actually received by Servicer under each Acquired Contract serviced hereunder. Servicer shall remit in full to Owner the balance of the payments actually received by Servicer under each Acquired Contract serviced hereunder, less the servicing fee provided for in this Section 2, into a bank custodial or trust account or accounts as set forth in Section 1(b) hereof. Servicer will pay all costs and expenses incurred by it in connection with its servicing activities hereunder.

         Section 3. Term and Termination. This Agreement shall be effective and commence on the date hereof and, unless earlier terminated pursuant to this
Section 3, shall terminate after the repayment of the last Acquired Contract in Owner's portfolio and after all taxes, fees, and funds have been accounted for and disbursed with respect thereto in accordance with the terms hereof. This Agreement may be terminated as follows:

         (a) This Agreement shall terminate automatically as to any and all Acquired Contracts upon the dissolution, termination of existence, insolvency (failure to pay debts as they mature or the failure to maintain the fair salable value of assets in excess of liabilities), business failure, appointment of a receiver, trustee, custodian, or similar fiduciary, assignment for the benefit of creditors, or the commencement of any proceedings under the bankruptcy laws, of, by, or against Servicer, or the making by Servicer of any offer or settlement, extension, or composition to its creditors generally.

         (b) If Servicer breaches or fails to perform, keep, or observe any representation, warranty, covenant, or agreement contained in this Agreement or in the Master Purchase and Sale Agreement (including, but not limited to, Servicer's failure to deposit funds received for any Acquired Contract into an account as set forth in Section 1(b) hereof, Servicer's failure to deliver on a timely basis any of the reports to Owner pursuant to this Agreement or the Master Purchase and Sale Agreement, Servicer's failure to use due diligence in collecting funds due under any Acquired Contract, Servicer's failure to timely perform its replacement and repurchase obligations as set forth in Article 5 of the Master Purchase and Sale Agreement, and the occurrence of a material adverse change in the financial condition of Servicer), Owner may, upon twenty-four (24) hours written or oral notice, terminate this Agreement with respect to any and all Acquired Contracts.

         (c) This Agreement may be terminated as to any and all Acquired Contracts at any time by the mutual agreement of Owner and Servicer.




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


         Section 4.  Procedure upon Termination.

         (a)  Immediately  upon the  termination of this  Agreement  pursuant to
Section 3(a) and Section 3(c) hereof and immediately upon Servicer's receipt of notice of termination pursuant to Section 3(b) hereof, Servicer's right to retain the servicing fees prescribed in Section 2 hereof with respect to any and all of such terminated Acquired Contracts shall terminate immediately and, from and after the date of such termination, Servicer shall deposit all amounts received with respect to such Acquired Contracts, if any, into the account or accounts maintained pursuant to Section 1(b) hereof, without deduction. In addition, Owner may, with or without the consent of Servicer, mail to each Obligor of any Acquired Contract the notice letter executed by Servicer pursuant to Section 4.1 of the Master Purchase and Sale Agreement, or otherwise contact each Obligor of any Acquired Contract, informing such Obligor of the existence of the transactions between Servicer and Owner, the sale and assignment of the applicable Acquired Contract, the termination of this Agreement, and directing the Obligor to remit all future payments under the Acquired Contract to an account designated by Owner.

         (b) Upon termination of this Agreement as to any and all Acquired Contracts, Servicer shall immediately deliver to Owner the Servicing File and any other documents in Servicer's possession with respect to each Acquired Contract so terminated and an accounting of all monies collected by Servicer and held by it for Owner with respect to such Acquired Contracts and shall immediately pay over to Owner all monies so held.

         Section 5. Indemnification. Servicer hereby agrees to protect, defend, indemnify, and hold Owner and its assigns and their respective attorneys, accountants, employees, agents, officers, and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to, or arising out of this Agreement or the performance of Servicer's obligations hereunder. In addition to and without limiting the foregoing, (a) if Servicer breaches any representation, warranty, or covenant contained in this Agreement or the Master Purchase and Sale Agreement and such breach has not been cured in all material respects within five (5) days of Servicer's receipt of notice of such breach from Owner, Servicer shall replace or repurchase the Acquired Contract within five (5) days of the expiration of the aforementioned cure period or (b) if any payment due under any of the Acquired Contracts becomes delinquent for a period of thirty (30) days or more, Servicer shall replace or repurchase the Acquired Contract within ten (10) days of the Acquired Contract becoming thirty (30) days delinquent, each in accordance with Article V of the Master Purchase and Sale Agreement, which is expressly incorporated herein by reference. The purchase price for any such Acquired Contract shall be an amount equal to the unpaid principal balance of the Acquired Contract plus accrued interest, less one-half of any unearned discounts. In addition, Servicer shall reimburse Owner for any and all expenses incurred by Owner with respect to such Acquired Contract. Upon receipt of the purchase price and any and all additional funds due Owner as stated herein, Owner shall promptly deliver to Servicer the Contract File and all other documentation related to the purchased Acquired Contract. Servicer's obligations under this Section 5 shall survive the termination of this Agreement.


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

         Section 6. Independent Contractor. Any possible construction of any other provisions of this Agreement to the contrary notwithstanding, it is intended by this Agreement that Owner, for and during the term hereof, has delegated to Servicer the right for it and on its behalf, subject to the terms and conditions of this Agreement and the Master Purchase and Sale Agreement, to service each Acquired Contract as an independent contractor with discretion in the manner and means thereof, but subject to the specific covenants and agreements of the parties contained in this Agreement and in the Master Purchase and Sale Agreement.

         Section 7.  Miscellaneous.

         (a) Amendment. This Agreement may be amended from time to time by Servicer and Owner only by written agreement signed by Servicer and Owner.

         (b) Disputes. In the event of a dispute regarding the terms of this Agreement, the breach of any representation or warranty contained herein, or any matter arising hereunder, if Owner and Servicer cannot otherwise agree, the matter shall be submitted to binding arbitration under the Commercial Rules of the American Arbitration Association before an independent qualified expert in Dallas, Texas. Owner and Servicer agree that an arbitrator may, in addition to any other remedy at law or equity, award punitive, consequential, or special damages against a party for any claim, controversy, or dispute arising under or in any way relating to this Agreement, whether arising in equity, contract, or tort (including, without limitation, any claim for fraud or negligence).

         (c) Injunctive Relief; Specific Performance. Notwithstanding the terms of Section 7(b), Owner and Servicer acknowledge and agree that the failure of any party to perform its agreements and covenants under this Agreement will cause irreparable injury to the other party for which damages, even if available, will not be an adequate remedy. Accordingly, each party hereby consents and agrees to the issuance of injunctive relief by any court of law of competent jurisdiction (i) in the event of a dispute regarding the terms of the Agreement, the breach of any representation, warranty, or covenant contained in the Agreement, or any other dispute, controversy, or claim between the Owner and Servicer arising under or in any way related to the Agreement or the transactions contemplated thereby or (ii) to compel performance of such party's obligations and to the granting by any court of the remedy of specific performance of its obligations under this Agreement.

         (d) Remedies. Owner and Servicer agree that (a) all rights and remedies under this Agreement are cumulative and that no election or exercise of any right or remedy will be deemed an exclusion of any other right or remedy and (b) unless expressly stated, no right or remedy under this Agreement will be deemed a limitation on any other right or remedy.

         (e) Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of such counterparts shall constitute one and the same Agreement.

         (f) Survival. The obligations of Servicer under Section 5 hereof shall survive the termination of this Agreement as to any or all Pools.

         (g) Notices. All demands, notices, and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, delivered by a national overnight delivery service, or mailed by first class mail, postage prepaid, to the addresses set forth on the signature page of this Agreement.

         (h) Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

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

         (i) Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to the conflict of laws principles thereof. This Agreement is performable in Dallas County, Texas, which is proper venue for all legal proceedings. Each of the parties hereby expressly consents to the personal jurisdiction of the courts of the State of Texas.

         (j) Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon Servicer and Owner and their respective successors and assigns; provided, however, that this Agreement may not be assigned by Servicer without the prior written consent of Owner.

         (k) Attorneys' Fees and Costs. If attorneys' fees or other costs are incurred to secure performance of any obligations under the Agreement, or to establish damages for the breach thereof or to obtain any other appropriate relief at law or equity, whether by way of prosecution or defense, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in connection therewith.

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


         IN WITNESS WHEREOF, each of the parties has caused its duly authorized officer or representative to execute this Agreement on the 12th day of January, 1999, the effective date of this Agreement.

SERVICER:                                      OWNER:
---------                                      -----
AutoCorp Financial Services, Inc.              AutoPrime, Inc.



By:  /S/  Charles Norman                       By: /S/  Thomas A. Hanson
     ----------------------------                  -----------------------------
Title:  President                                  Title:  Director of Marketing
Address:  5949 Sherry Lane, Suite 525              Address: 200 Crescent Court
          Dallas, Texas  75225                              Suite 1900
                                                            Dallas, Texas  75201




STATE OF TEXAS

COUNTY OF DALLAS


         The foregoing instrument was acknowledged before me this 12th day of January 1999, by Charles Norman, President of AutoCorp. Financial Services, Inc., a Texas corporation.



                                                 /S/  Joan M. Simpson
                                                 -------------------------
                                                 Notary Public in and for
                                                 said County and State

My commission expires: 10-16-2001


(SEAL)



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


STATE OF TEXAS

COUNTY OF DALLAS

         The foregoing instrument was acknowledged before me this 12th day of January, 1999, by Thomas A. Hanson, Director of Marketing of AutoPrime Inc., a Delaware corporation.


                                                 /S/  Joan M. Simpson
                                                 ------------------------
                                                 Notary Public in and for
                                                 said County and State
My commission expires: 10-16-2001

(SEAL)

                                    Exhibit C

                                 Servicing Fees

     The Servicing Fee for 79.01 is equal to twenty percent (20%) of gross amounts collected.

     The Servicing Fee for 79.02 is equal to twenty percent (20%) of gross amounts collected.

     The Servicing Fee for 79.03 is equal to twenty percent (20%) of gross amounts collected.

     The Servicing Fee for 79.04 is equal to twenty percent (20%) of gross amounts collected.

     The Servicing Fee for 79.05 is equal to twenty percent (20%) of gross amounts collected.

     The Servicing Fee for 79.06 is equal to thirteen percent (13%) of gross amounts collected.

     The Servicing Fee for 79.07 is equal to thirteen percent (13%) of gross amounts collected.

     The Servicing Fee for 79.08 is equal to ten percent (10%) of gross amounts collected.

     The Servicing Fee for 79.09 is equal to ten percent (10%) of gross amounts collected.

     The Servicing Fee for 79.10 is equal to thirteen percent (13%) of gross amounts collected.












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